UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2011

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(330) 558-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas J. Stecz, Corporate Controller of the Company, retired from the Company on January 14, 2011. Mr. Stecz had served in that position since March 2003.

In connection with the voluntary retirement of Mr. Stecz, the Company appointed Michael P. Randall as Corporate Controller of the Company, effective January 17, 2011. Mr. Randall was named Director Strategic Finance Analysis & Planning in May 2008. He has progressed steadily through the Company serving in different financial assignments since joining the Company in December 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2011	SHILOH INDUSTRIES, INC.

	By:	/s/ Kevin Bagby
		Name:	Kevin Bagby
		Title:	Vice President Finance and Chief Financial Officer